Exhibit 99.2
GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	4/20/2005
Collection Period Ended:	3/31/2005
Closing Date:	8/12/2004
Next Payment Date:	5/20/2005
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009
Note Payment Detail

				Principal	Interest
	Interest	Original Face	Beginning	Payment	Payment		Ending
Class CUSIP	Rate	Value	Class Balance	Amount	Amount	Total	Class Balance

A 36159LAD8	2.93000%	1,202,000,000.00	1,202,000,000.00	0.00	2,934,883.33	2,934,883.33	1,202,000,000.0
B 36159LAE6	3.14000%	38,000,000.00	38,000,000.00	0.00	99,433.33	99,433.33	38,000,000.0
C 36159LAF3	3.35000%	10,000,000.00	10,000,000.00	0.00	27,916.67	27,916.67	10,000,000.0

TOTALS		1,250,000,000.00	1,250,000,000.00	0.00	3,062,233.33	3,062,233.33	1,250,000,000.0

Beginning of Month Balance							3,819,967,864.19
New Volume							1,308,506,054.55
Principal Collections							1,177,265,693.66
Defaulted Amount							361,372.79

End of Month Balance							3,950,846,852.29

Overconcentrations
Dealer Overconcentration							0.00
Manufacturer Overconcentration							0.00
Product Line Overconcentration							122,433,693.00

			Total		Overconcentration

Collections
Principal Collections			1,177,265,693.66		20,151,709.09		1,157,113,984.57
Non Principal Collections			21,762,649.79		440,249.39		21,322,400.40

Total Collections			1,199,028,343.45		20,591,958.48		1,178,436,384.97

Defaults
Default Amount			361,372.79		828.65		360,544.14
Series Allocation Percentage							34.15%
Investor Default Amount							123,117.84

Charge-offs							0.00
Investor Charge-offs
Values above include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	4/20/2005
Collection Period Ended:	3/31/2005
Closing Date:	8/12/2004
Next Payment Date:	5/20/2005
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Allocation of Available Non Principal Collections

	Series Allocation Percentage		34.15%
	Available Non Principal Collections Allocated to Series			7,281,127.34

Application of Available Non Principal Collections and Available Principal Collections

(a)	Available Non Principal Collections Allocated to Series			7,281,127.34

	(i)	(A) Amount to Indenture Trustee		0.00
		(B) Amount to Trustee		0.00
		(C) Amount to Administrator		250.00
		(D) Amount to Custodian		0.00

	(ii)	Noteholder Servicing Fee		1,669,364.43
		Unpaid Servicer Advances and interest thereon		0.00

	(iii)	Class A Monthly Interest		2,934,883.33

	(iv)	Class B Monthly Interest		99,433.33

	(v)	Class C Monthly Interest		27,916.67

	(vi)	Investor Default Amount (treated as Available Principal Collections)	123,117.84
		Required Deposit to Principal Account		0.00

	(vii)	Investor Charge-offs	0.00
		Reimbursement of Investor Charge-offs	0.00
		Unreimbursed Investor Charge-offs	0.00
		Reallocation Principal Collections	0.00
		Reimbursement of Reallocated Principal Collections	0.00
		Unreimbursed Reallocated Principal Collections	0.00
		Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections		0.00

	(viii)	Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	4/20/2005
Collection Period Ended:	3/31/2005
Closing Date:	8/12/2004
Next Payment Date:	5/20/2005
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

	(ix)	Remaining Amounts due to:
		Indenture Trustee	0.00
		Trustee	0.00
		Administrator	0.00
		Custodian	0.00

	(x)	Amounts otherwise required to be Deposited to Principal Account	0.00

		Excess Non Principal Collections for Series 2004-1	2,580,529.58
		Excess Non Principal Collections for Series 2004-2	2,549,279.58

		Total Excess Non Principal Collections	5,129,809.16

		Non Principal Shortfalls for Series 2004-1	0.00
		Non Principal Shortfalls for Series 2004-2	0.00

		Total Non Principal Shortfalls	0.00

		Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-1	0.00
		Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-2	0.00

		Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	0.00

		Released to Transferor	5,129,809.16

(b)		Revolving Period
		Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	395,128,789.69

		Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	395,128,789.69

(c)		Controlled Accumulation Period
		Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement	0.00

		(i) Monthly Principal Deposited into the Principal Account	0.00
		(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
		Class A
		Class B	0.00
		Class C	0.00
		(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	4/20/2005
Collection Period Ended:	3/31/2005
Closing Date:	8/12/2004
Next Payment Date:	5/20/2005
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
Class A
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	790,257,579.38

Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	790,257,579.38

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,393,931.20
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00
Principal Overcollateralization Amount	12,626,000.00

Subtotal	1,262,626,000.00

Required Reserve Account Amount	39,393,931.20

Reserve Account Deficiency	0.00
Reserve Account Deposits	0.00
Reserve Account Withdrawals	0.00

Ending Reserve Account Amount	39,393,931.20

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	4/20/2005
Collection Period Ended:	3/31/2005
Closing Date:	8/12/2004
Next Payment Date:	5/20/2005
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	3,062,233.33
Disbursements	3,062,233.33
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount

Note Trust Principal Balance	3,819,967,864.19
Aggregate Collateral Amount for all Series of Notes	2,525,252,000.00

Free Equity Amount	1,294,715,864.19

Minimum Free Equity Percentage	5.00%
Note Trust Principal Balance	3,819,967,864.19

Minimum Free Equity Amount	190,998,393.21

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	30.82%
Prior Monthly Payment Rate	23.82%
Second Prior Monthly Payment Rate	25.13%

3 Month Average Monthly Payment Rate	26.59%

GE Dealer Floorplan Master Note Trust
2004-2

Payment Date:	4/20/2005
Collection Period Ended:	3/31/2005
Closing Date:	8/12/2004
Next Payment Date:	5/20/2005
Expected Principal Payment Date:	7/20/2007
Final Maturity Date:	7/20/2009

Summary of Allocation of Collections

Total Principal Collections	1,157,113,984.57
Principal Collections Allocated to Series 2004-1	395,128,789.69
Principal Collections Allocated to Series 2004-2	395,128,789.69

Principal Collections Not Allocated to Any Series and Released to Transferor	366,856,405.19

Total Non Principal Collections	21,322,400.40
Non Principal Collections Allocated to Series 2004-1	7,281,127.34
Non Principal Collections Allocated to Series 2004-2	7,281,127.34

Non Principal Collections Not Allocated to Any Series and Released to Transferor	6,760,145.72